UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): June 18, 2015

EMPIRE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12127	22-3136782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 Linwood Avenue Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 944-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2015, Empire Resources, Inc. (the “Company”) held its 2015 annual meeting of stockholders (the “Meeting”). At the Meeting, stockholders acted upon the matters outlined in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”). There were 8,246,395 shares of common stock present at the Meeting in person or by proxy, which represented 94% of the voting power of the common stock entitled to vote at the Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 24, 2015.

The matters voted upon at the Meeting were as follows:

(1)	Election of nine directors to serve on the Company’s board of directors for a term of one year or until their successors are elected and qualified.

(2)	An advisory vote on executive compensation as disclosed in the Proxy Statement.

(3)	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For more information about the foregoing proposals, see the Proxy Statement. The number of votes cast for, against or withheld, abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

(1)	Election of directors:
Nominee	Votes For	Votes Withheld	Broker Non-Votes
William Spier	5,247,953	209,342	2,789,100
Nathan Kahn	5,248,446	208,849	2,789,100
Sandra Kahn	5,225,003	232,292	2,789,100
Harvey Wrubel	5,242,567	214,728	2,789,100
Jack Bendheim	5,218,002	239,293	2,789,100
Peter G. Howard	5,238,767	218,528	2,789,100
Douglas Kass	5,422,276	35,019	2,789,100
Nathan Mazurek	5,341,804	115,491	2,789,100
Morris J. Smith	5,420,776	36,519	2,789,100

Each of the nine nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

(2)	Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
5,371,665	58,724	26,906	2,789,100

The stockholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

(3)	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against	Abstain
8,167,441	52,881	26,073

The stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Item 8.01	Other Events.

On June 18, 2015, the Company’s board of directors declared a regular cash dividend of $0.025 per share of its outstanding common stock, payable on July 17, 2015 to stockholders of record at the close of business on July 2, 2015. On June 19, 2015, the Company issued a press release announcing this regular dividend, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated June 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESOURCES, inc.

Date: June 19, 2015	By:	/s/ Sandra Kahn
Name: Sandra Kahn
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 19, 2015.